MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X		
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1a	X		
Schedule of Professional Fees Paid	MOR-1b	X		
Copies of bank statements				
Cash disbursements journals				
Statement of Operations	MOR-2	X		
Balance Sheet	MOR-3	X		X
Status of Postpetition Taxes	MOR-4	X		
Copies of IRS Form 6123 or payment receipt				
Copies of tax returns filed during reporting period				
Summary of Unpaid Postpetition Debts	MOR-4	X		
Listing of aged accounts payable	MOR-4	X		
Accounts Receivable Reconciliation and Aging	MOR-5	X		
Debtor Questionnaire	MOR-5	X		

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

N/A

Signature of Debtor — Date

N/A

Signature of Joint Debtor — Date

[signature]

December 28, 2017

Signature of Authorized Individual* — Date

Paul Quinlan — General Counsel

Printed Name of Authorized Individual — Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

Debtor Name	Case No.	Reporting Period
TerraVia Holdings, Inc.	17-11655	11/1/2017 to 11/30/2017
Solazyme Brazil, LLC	17-11656	
Solazyme Manufacturing 1, LLC	17-11657	**MOR-1**

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON'T)]

	TerraVia Holdings, Inc.	Solazyme Brazil, LLC	Solazyme Mfg 1, LLC	Current Month		Cumulative Filing to Date	
				Actual	Projected	Actual	Projected
Cash, beginning of period	25,305,513	-	-	25,305,513	11,779,609	17,365,225	28,125,150
Receipts							
Cash sales						-	
Accounts receivable	318,195	-		318,195	219,000	2,739,457	1,407,000
Loans and advances	-	-				-	-
Sale of assets	-	-				20,039,903	-
Other (attach list)	-	-				-	-
Loan from DIP lenders	-	-				10,000,000	-
						-	
Total receipts	318,195	-	-	318,195	219,000	32,779,360	1,407,000
Disbursements							
Net payroll	116,562	-		116,562		2,813,959	-
Payroll taxes	62,289	-		62,289		1,599,567	-
Payroll-related benefits	29,920	-		29,920		142,344	-
Sales, use & other taxes	-	-		-		-	-
Inventory purchases	-	-		-		91,770	-
Secured/rental/leases	1,018	-		1,018		8,824	-
Insurance	-	-				523,009	-
Administrative	161,014	-	-	161,014		3,151,044	-
R&D	3,187	-		3,187		213,233	-
Selling	-	-		-		179,034	-
COGS-packaging, warehouse & sh	-	-		-		69,630	-
Interest	-	-				134,183	-
Joint venture funding (SBO)	-	-				2,418,750	-
Rent and related operating expenses	-	-				471,974	-
Tenant improvements	424,757	-		424,757		1,464,334	-
						-	-
Professional fees	1,022,714	-		1,022,714		2,146,706	-
U.S. Trustee quarterly fees	7,325	-		7,325		21,300	-
Court costs	-	-				-	-
Other	-	-			4,913,125	-	22,446,666
DIP Fees	-	-				900,000	
DIP Loan Repayment	-	-				10,000,000	
Total disbursements	1,828,785	-	-	1,828,785	4,913,125	26,349,661	22,446,666
Net cash flow	(1,510,590)	-	-	(1,510,590)	(4,694,125)	6,429,699	(21,039,666)
I/C transfers	-		-				
Receipts less disbursements	(1,510,590)	-	-	(1,510,590)	(4,694,125)	6,429,699	(21,039,666)
Cash, end of period	23,794,924	-	-	23,794,924	7,085,484	23,794,924	7,085,484
THE FOLLOWING SECTION MUST BE COMPLETED							
Total disbursements	1,828,785	-	-	1,828,785		5,932,972	
Less: transfers to debtor in possession accounts	-	-	-	-		-	
Plus: Estate disbursements made by outside sources (i.e. from escrow account)	-	-	-	-		-	
Total disbursements for calculating U.S. Trustee Quarterly Fees	1,828,785	-	-	1,828,785		5,932,972	

TerraVia Holdings, Inc.

Cash Lead Sheet

11/30/2017

No.	Description	Balance Per bank	Deposits in Transit	Outstanding Checks	Other Items	11/30/2017 Adjusted Bank Balance	Balance Per GL	Variance
111007	WF Payroll ZBA - ******8171	$ 82,752.00	$ -			$ 82,752.00	$ 82,752.00	$ -
111008	SVB ******3635- Checking	$ 1,150.46				$ 1,150.46	$ 1,150.46	$ -
111009	SVB ******3608- MMA	$ 12,619,993.90				$ 12,619,993.90	$ 12,619,993.90	$ -
111025	WF Checking - ******6219	$ -		$ (374,532.62)	$ (624.00)	$ (375,156.62)	$ (375,156.62)	$ -
111027	WF EURO Account - ******9115	$ 2,326.62				$ 2,326.62	$ 2,326.62	$ (0.00)
111029	WF Checking - ******6219 Sweep	$ 11,463,857.37				$ 11,463,857.37	$ 11,463,857.37	$ -
111050	Paypal	$ -				$ -		$ -
		$ 24,170,080.35	**$ -**	**$ (374,532.62)**	**$ (624.00)**	**$ 23,794,923.73**	**$ 23,794,923.73**	**$ (0.00)**

Euro Account in USD

111027	WF EURO Account - ******9115	€ 1,959.59
	Month end exchange rate	$ 1.19
		$ 2,326.62

Debtor Name	**Case No.**	**Reporting Period**		**MOR-1b**
TerraVia Holdings, Inc.	17-11655		11/1/2017	
Solazyme Brazil, LLC	17-11656		to	
Solazyme Manufacturing 1, LLC	17-11657		11/30/2017	

					Check		Amount Paid		Year-To-Date	
Payee	**Period Covered**	**Amount Approved (For Reporting Period)**	**Amount Approved (Year-To-Date)**	**Payor**	**Number**	**Date**	**Fees**	**Expenses**	**Fees**	**Expenses**
Rothschild Inc	Sep 1'17-Sep 30'17	$ 622,973.37	$ 962,993.82	TerraVia Holdings, Inc.	Wire #16889	11/16/2017	$ 600,000.00	$ 22,973.37	$ 940,000.00	$ 22,993.82
Davis Polk & Wardwell LLP	Sep 1'17-Sep 30'17	$ 354,256.08	$ 899,471.10	TerraVia Holdings, Inc.	ACH #178	11/16/2017	$ 333,436.48	$ 20,819.60	$ 862,153.13	$ 37,317.97
Richards, Layton & Finger, P.A.	Sep 1'17-Sep 30'17	$ 37,282.03	$ 115,619.30	TerraVia Holdings, Inc.	ACH #181	11/16/2017	$ 41,013.00	$ 4,471.63	$ 112,292.60	$ 11,529.30
Kurtzman Carson Consultants Inc. (Claim and Noticing)		$ -	$ -	TerraVia Holdings, Inc.	None	None	$ -	$ -	$ 51,242.00	$ 83,940.82
Kurtzman Carson Consultants Inc. (Administrative Advisor)		$ -	$ 25,236.80	TerraVia Holdings, Inc.	None	None	$ -	$ -	$ 25,236.80	$ -

Debtor Name	Case No.	Reporting Period
TerraVia Holdings, Inc.	17-11655	11/1/2017 to 11/30/2017
Solazyme Brazil, LLC	17-11656	
Solazyme Manufacturing 1, LLC	17-11657	MOR-2

Note: Books kept on consolidated basis

Statements of Operations	Current Month	Cumulative Filing to Date
Revenue		
Product revenue	3,948	227,340
Development revenue	-	2,230,863
Total revenue	3,948	2,458,203
Operating expenses		
Cost of goods sold	218	271,118
Employee-related expenses	(118,687)	2,862,393
Travel and entertainment	-	42,004
Consultants and outside services	273,401	3,390,804
Facilities & related expenses	(1,986,334)	35,547
Equipment and related expenses	-	44,560
Office and other administrative expenses	85,889	347,702
Communications and related expenses	100	73,370
Marketing and related expenses	651	181,141
R&D expenses	2,310	160,940
Production expenses	-	31,882
Depreciation and amortization	77,394	918,873
Restructuring expense (recovery)	428,569	409,820
Total operating expenses	(1,236,489)	8,770,154
Net income (loss) before other income and expenses	1,240,437	(6,311,951)
Other income and expense		
Other income	-	-
Interest and other expense	(4,077,627)	(8,000,708)
Total other income and expense	(4,077,627)	(8,000,708)
Net income (loss) before restructuring items	(2,837,190)	(14,312,659)
Restructuring items		
Professional fees	-	(1,127,724)
US Trustee quarterly fees	-	-
Interest earned on accumulated cash from Chapter 11	-	-
Gain (loss) from sale of assets	(2,260,532)	(50,658,938)
Other reorganization expenses	-	-
	(2,260,532)	(51,786,662)
Net income (loss)	(5,097,723)	(66,099,322)

Debtor Name	Case No.	Reporting Period
TerraVia Holdings, Inc.	17-11655	11/1/2017 to 11/30/2017
Solazyme Brazil, LLC	17-11656	
Solazyme Manufacturing 1, LLC	17-11657	MOR-3

Note: Books kept on consolidated basis

Balance Sheets

	11/30/2017	10/31/2001	9/30/2017	8/1/2017
Assets				
Current assets				
Cash and cash equivalents - unrestricted	11,174,930	12,685,525	15,218,638	4,971,841
Cash and cash equivalents - restricted	12,619,994	12,619,994	12,619,994	12,244,242
Accounts receivable	-	40,621	-	1,977,331
Inventories	-	-	-	1,689,165
Prepaid expenses	1,436,297	2,759,610	1,948,062	2,600,686
Professional retainers	-	21,286	21,286	25,000
Total current assets	25,231,220	28,127,036	29,807,980	23,508,265
Property and equipment				
131001 Land	-	-	-	429,698
131002 Buildings	-	-	-	5,810,569
131005 Plant Equipment	-	-	-	24,574,403
131010 Furniture & Fixture	-	-	-	563,998
131021 Construction in Progress Cleari	-	1,777,720	1,411,600	955,689
131025 Automobile	-	-	-	48,646
131030 Laboratory Assets	-	-	-	7,087,900
131040 Computer Equipment and Software	-	-	-	4,012,528
131045 Leasehold Improvements	-	3,003,301	3,003,301	3,003,301
Less: accumulated depreciation	-	(2,751,059)	(2,673,664)	(25,703,642)
Total property and equipment	-	2,029,962	1,741,237	20,783,090
Other assets				
141015 Deposits - Noncurrent	731,484	731,484	731,484	731,484
141046 Deferred Loan Cost - LT	-	64,951	68,199	74,694
151005 Investment in Solazyme Brasil	24,542,503	24,542,503	24,542,503	24,542,503
180025 Investment in SB Oils	-	-	-	45,968,031
180027 Investment in Algenist Holdings	-	-	-	881,164
Total other assets	25,273,987	25,338,939	25,342,186	72,197,876
Total assets	50,505,208	55,495,937	56,891,403	116,489,231
Liabilities and stockholders' equity				
Current liabilities				
Accounts payable	392,582	2,019,225	1,470,652	-
Accrued liabilities (Schedule BS-1)	826,131	793,556	1,550,176	3,056,995
Debtor-in-possession financing	-	-	-	-
Deferred revenue	-	-	-	3,670,671
Sublessee security deposits	71,778	153,021	153,021	153,021
Deferred rent	-	643,340	234,843	352,264
	1,290,491	3,609,142	3,408,692	7,232,951
Pre-petition liabilities				
Accounts payable	568,739	580,157	648,943	1,786,949
Interest payable on convertible debt	10,110,310	9,304,701	8,441,350	6,972,360
Convertible debt	172,991,000	172,991,000	172,991,000	172,991,000
	183,670,049	182,875,858	182,081,293	181,750,309
Deferred rent - noncurrent	-	2,261,649	1,300,493	698,544
Unamortized debt-issuance costs	-	(3,779,199)	(3,972,478)	(4,355,806)
Stockholders' equity				
Preferred stock	11,507,895	11,507,895	11,507,895	11,507,895
Common stock	108,318	108,318	108,318	108,318
Additional paid-in capital	674,887,345	674,887,345	674,887,345	674,406,588
Accumulated other comprehensive income (loss)	(15,644,350)	(15,644,350)	(15,644,350)	(15,644,350)
Retained earnings (accumulated loss) - pre-petition	(739,215,218)	(739,215,218)	(739,215,218)	(739,215,218)
Retained earnings (accumulated loss) - post-petition	(66,099,322)	(61,115,502)	(57,570,587)	-
	(134,455,333)	(129,471,513)	(125,926,597)	(68,836,767)
Total liabilities and stockholders' equity	50,505,208	55,495,937	56,891,403	116,489,231

Debtor Name	Case No.	Reporting Period
TerraVia Holdings, Inc.	17-11655	11/1/2017 to 11/30/2017
Solazyme Brazil, LLC	17-11656	
Solazyme Manufacturing 1, LLC	17-11657	**MOR-3 (Schedule BS-1)**

Note: Books kept on consolidated basis

Accrued Liabilities	**11/30/2017**	**10/31/2017**	**9/30/2017**	**8/1/2017**
211030 Payroll Liabilities - General	-	-	-	255,666
211035 Accrued PTO	141,992	182,614	195,494	1,354,529
211040 Accrued 401(k)	-	-	29,499	
211045 Accrued Bonus	-	0	-	802,661
211060 ADP Clearing	31,591	31,591	28,836	63,477
211063 FSA Liability	(2,900)	(3,428)	6,572	7,781
211064 Parking/Transit Liability	18,606	18,606	18,606	18,606
212005 Accrued Liabilities - General	377,445	441,270	341,479	301,128
212010 Accrued Legal Fees	-	-	800,283	15,086
212025 Use Tax Liability - CA	-	-	-	1,549
212026 Sales Tax Liability	-	-	-	4,552
212027 Use Tax Liability - IL	-	-	-	1,338
212030 Accrued Customer Billbacks	129,409	129,409	129,409	137,926
212045 Restructuring Liability	129,988	177,255	-	40,774
221006 ESPP Empl Deduction	-	-	-	54,572
Other	-		(2)	(2,650)
TOTAL	**826,131**	**977,318**	**1,550,176**	**3,056,995**

TerraVia Holdings, Inc.

225 Gateway Blvd,
South San Francisco, CA 94080, United States
Telephone: +1 650 780 4777
FAX: +1 650 989 6725
E-mail: accountspayable@solazyme.com

Invoice Aging Report

As of: 11/30/2017

Note: "*" indicates an invoice in foreign currency that does not have an exchange rate.

Report Parameters	
Sort Invoices By	Trading Partner
Include Invoice in Detail	Yes
Include Site in Detail	No
Invoice Type	All
Supplier Name	All

Supplier Name	Invoice Number	Due Date	Days Due	% Unpaid	Amount Remaining	0-30 Days	31-60 Days	61-90 Days	Over 90 Days
AAA Certified Confidential Security Corp	67122	30-Jul-17	123	100	35	0	0	0	35
Absence Soft LLC	507655	3-Aug-17	119	100	300	0	0	0	300
Accretive Solutions	AS06134251	29-Jul-17	124	100	680	0	0	0	680
Accretive Solutions	AS06134603	12-Aug-17	110	100	340	0	0	0	340
Accretive Solutions	AS06134982	26-Aug-17	96	100	450	0	0	0	450
Acosta Sales Marketing	1222403A	24-May-17	190	100	12,500.00	0	0	0	12,500.00
Acosta Sales Marketing	1222408A	24-May-17	190	100	12,500.00	0	0	0	12,500.00
Acosta Sales Marketing	1224126A	10-Jun-17	173	100	4,000.00	0	0	0	4,000.00
Acosta Sales Marketing	1225072A	21-Jun-17	162	100	12,500.00	0	0	0	12,500.00
Acosta Sales Marketing	1228217	22-Jul-17	131	100	12,500.00	0	0	0	12,500.00
Acosta Sales Marketing	1230529	18-Aug-17	104	100	12,500.00	0	0	0	12,500.00
Acosta Sales Marketing	1232808	16-Sep-17	75	100	12,500.00	0	0	0	12,500.00
Acosta Sales Marketing	1235724	20-Oct-17	41	100	12,500.00	0	0	12,500.00	0
ADM Clinton BioProcessing, Inc.	902539	27-Jun-17	156	100	37,606.01	0	0	0	37,606.01
Agilent Technologies, Inc.	9100257691	29-Jul-17	124	100	6,576.00	0	0	0	6,576.00
Agilent Technologies, Inc.	113346128	20-Aug-17	102	100	588.85	0	0	0	588.85
Airgas Dry Ice	124102617	25-Nov-17	5	100	-874.93	0	-874.93	0	0
Airgas Dry Ice	124349639	26-Jul-17	127	100	816.81	0	0	0	816.81
Airgas Dry Ice	124417265	27-Aug-17	95	100	922.32	0	0	0	922.32
Airgas Dry Ice	124476786	1-Nov-17	29	100	97.84	0	97.84	0	0
Airgas USA LLC	9064466672	13-Jul-17	140	100	361.06	0	0	0	361.06
Airgas USA LLC	9065050572	29-Jul-17	124	100	883.22	0	0	0	883.22
Airgas USA LLC	9065115681	29-Jul-17	124	100	212.79	0	0	0	212.79
Airgas USA LLC	9946228781	30-Jul-17	123	100	631.07	0	0	0	631.07
Airgas USA LLC	9946228782	30-Jul-17	123	100	495.77	0	0	0	495.77
Airgas USA LLC	9065335474	6-Aug-17	116	100	703.8	0	0	0	703.8
Airgas USA LLC	9065527653	13-Aug-17	109	100	361.06	0	0	0	361.06
Airgas USA LLC	9065814030	20-Aug-17	102	100	1,196.58	0	0	0	1,196.58
Airgas USA LLC	9066071765	27-Aug-17	95	100	320.15	0	0	0	320.15
Airgas USA LLC	9946960239	30-Aug-17	92	100	647.73	0	0	0	647.73
Airgas USA LLC	9946960240	30-Aug-17	92	100	528.05	0	0	0	528.05
Al's Incorporated-Corporate Warehouse & Transfer	62628	31-Jul-17	122	100	4,580.00	0	0	0	4,580.00
Alhambra	9645953 070917	9-Jul-17	144	100	400.98	0	0	0	400.98
Alpha Analytical Laboratories	7071579-RP_SOLAZYME	10-Aug-17	112	100	70	0	0	0	70

Supplier Name	Invoice Number	Due Date	Days Due	% Unpaid	Amount Remaining	0-30 Days	31-60 Days	61-90 Days	Over 90 Days
American Natural Processors, Inc.	82810	23-Jul-17	130	100	48,208.25	0	0	0	48,208.25
American Natural Processors, Inc.	82902	13-Aug-17	109	100	14.5	0	0	0	14.5
Applikon Biotechnology	CD1700878	29-Jul-17	124	100	2,391.66	0	0	0	2,391.66
Aramark Uniform Services	758075112	29-Jul-17	124	100	571.59	0	0	0	571.59
Aramark Uniform Services	758075113	29-Jul-17	124	100	39.93	0	0	0	39.93
Aramark Uniform Services	758075114	29-Jul-17	124	100	110.13	0	0	0	110.13
Aramark Uniform Services	758075115	29-Jul-17	124	100	19.35	0	0	0	19.35
Aramark Uniform Services	758075116	29-Jul-17	124	100	7.31	0	0	0	7.31
Aramark Uniform Services	758075117	29-Jul-17	124	100	183.64	0	0	0	183.64
Aramark Uniform Services	758075118	29-Jul-17	124	100	108.71	0	0	0	108.71
Aramark Uniform Services	758086977	4-Aug-17	118	100	571.59	0	0	0	571.59
Aramark Uniform Services	758086978	4-Aug-17	118	100	39.93	0	0	0	39.93
Aramark Uniform Services	758086979	4-Aug-17	118	100	110.13	0	0	0	110.13
Aramark Uniform Services	758086980	4-Aug-17	118	100	19.35	0	0	0	19.35
Aramark Uniform Services	758086981	4-Aug-17	118	100	7.31	0	0	0	7.31
Aramark Uniform Services	758086982	4-Aug-17	118	100	183.64	0	0	0	183.64
Aramark Uniform Services	758086983	4-Aug-17	118	100	108.71	0	0	0	108.71
Aramark Uniform Services	758098820	11-Aug-17	111	100	571.59	0	0	0	571.59
Aramark Uniform Services	758098821	11-Aug-17	111	100	39.93	0	0	0	39.93
Aramark Uniform Services	758098822	11-Aug-17	111	100	110.13	0	0	0	110.13
Aramark Uniform Services	758098823	11-Aug-17	111	100	19.35	0	0	0	19.35
Aramark Uniform Services	758098824	11-Aug-17	111	100	7.31	0	0	0	7.31
Aramark Uniform Services	758098825	11-Aug-17	111	100	183.64	0	0	0	183.64
Aramark Uniform Services	758098826	11-Aug-17	111	100	108.71	0	0	0	108.71
Aramark Uniform Services	792055945	18-Aug-17	104	100	183.64	0	0	0	183.64
Aramark Uniform Services	792055946	18-Aug-17	104	100	19.35	0	0	0	19.35
Aramark Uniform Services	792055947	18-Aug-17	104	100	7.31	0	0	0	7.31
Aramark Uniform Services	792055948	18-Aug-17	104	100	39.93	0	0	0	39.93
Aramark Uniform Services	792055949	18-Aug-17	104	100	108.71	0	0	0	108.71
Aramark Uniform Services	792055950	18-Aug-17	104	100	110.13	0	0	0	110.13
Aramark Uniform Services	792055952A	18-Aug-17	104	100	571.59	0	0	0	571.59
Aramark Uniform Services	758122529	25-Aug-17	97	100	592.05	0	0	0	592.05
Aramark Uniform Services	758122530	25-Aug-17	97	100	44.74	0	0	0	44.74
Aramark Uniform Services	758122531	25-Aug-17	97	100	127.01	0	0	0	127.01
Aramark Uniform Services	758122532	25-Aug-17	97	100	22.33	0	0	0	22.33
Aramark Uniform Services	758122533	25-Aug-17	97	100	8.44	0	0	0	8.44
Aramark Uniform Services	758122534	25-Aug-17	97	100	211.44	0	0	0	211.44
Aramark Uniform Services	758122535	25-Aug-17	97	100	125.27	0	0	0	125.27
Baker & McKenzie LLP	9655325487	15-Sep-17	76	100	256	0	0	0	256
Bay Cities Lock & Safe, Inc	72854	5-Jul-17	148	100	30.26	0	0	0	30.26
Bay Cities Lock & Safe, Inc	72939	20-Aug-17	102	100	687.85	0	0	0	687.85
Baystar Security Patrol	64	30-Jul-17	123	100	4,573.64	0	0	0	4,573.64
Baystar Security Patrol	65	15-Aug-17	107	100	5,496.40	0	0	0	5,496.40
Baystar Security Patrol	66	30-Aug-17	92	100	4,958.42	0	0	0	4,958.42
Baystar Security Patrol	67	1-Nov-17	29	100	302.58	0	302.58	0	0
BDM Group	171604	22-Jul-17	131	100	451.06	0	0	0	451.06
Bio-Rad	902238797	13-Aug-17	109	100	222.11	0	0	0	222.11
Brenner Fiedler & Associates, Inc.	5218744	26-Aug-17	96	100	1,424.22	0	0	0	1,424.22
Britannia Gateway II Limited Partnership	1430-Oct2017-225	31-Oct-17	30	100	282,987.77	0	282,987.77	0	0
Britannia Gateway II Limited Partnership	1431-Oct2017-201	31-Oct-17	30	100	188,497.57	0	188,497.57	0	0
Britannia Gateway II Limited Partnership	1430-NOV2017-225	1-Dec-17	-1	100	282,987.77	282,987.77	0	0	0
Britannia Gateway II Limited Partnership	1431-NOV2017-225	1-Dec-17	-1	100	188,497.57	188,497.57	0	0	0
Business Wire	4851770	31-Aug-17	91	100	2,885.00	0	0	0	2,885.00
Canteen Vending Services	5.216E+13	27-Jul-17	126	100	5,100.38	0	0	0	5,100.38

Supplier Name	Invoice Number	Due Date	Days Due	% Unpaid	Amount Remaining	0-30 Days	31-60 Days	61-90 Days	Over 90 Days
Canteen Vending Services	2.0881E+11	24-Aug-17	98	100	30.96	0	0	0	30.96
Center for Aquaculture Canada Inc	CATC223	8-Jul-17	145	100	41,943.65	0	0	0	41,943.65
Cintas Corporation	5008365967	23-Aug-17	99	100	571.73	0	0	0	571.73
Coastal Connections Marketing, Inc.	217353	6-Jul-17	147	100	1,115.54	0	0	0	1,115.54
Coastal Connections Marketing, Inc.	217354	12-Jul-17	141	100	1,017.88	0	0	0	1,017.88
Coastal Connections Marketing, Inc.	217463	19-Aug-17	103	100	2,270.00	0	0	0	2,270.00
Cole-Parmer Instrument Company	578112	17-Dec-17	-17	100	-721.04	-721.04	0	0	0
Cole-Parmer Instrument Company	1181564	30-Jul-17	123	100	1,951.71	0	0	0	1,951.71
Cole-Parmer Instrument Company	1181832	30-Jul-17	123	100	420.43	0	0	0	420.43
Cole-Parmer Instrument Company	1190890	11-Aug-17	111	100	66.62	0	0	0	66.62
Cole-Parmer Instrument Company	1205616	25-Aug-17	97	100	221.25	0	0	0	221.25
Computer Packages Inc.	I00538	2-Sep-17	89	100	-220	0	0	0	-220
Computer Packages Inc.	I40865	3-Dec-17	-3	100	-170	-170	0	0	0
Computer Packages Inc.	H82911	2-Aug-17	120	100	443	0	0	0	443
Computer Packages Inc.	I06946	1-Nov-17	29	100	2,806.00	0	2,806.00	0	0
Computer Packages Inc.	I12842	1-Nov-17	29	100	270	0	270	0	0
Computershare	US_CSSI1268996	7-Sep-17	84	100	867.98	0	0	0	867.98
Computershare	US_CSSI1285399	31-Dec-17	-31	100	28.48	28.48	0	0	0
Controlled Contamination Services, LLC	1025945	30-Aug-17	92	100	908.12	0	0	0	908.12
Controlled Contamination Services, LLC	1026026	30-Aug-17	92	100	400	0	0	0	400
Controlled Contamination Services, LLC	1025757	1-Nov-17	29	100	399.42	0	399.42	0	0
Crown Lift Trucks	1332289	29-Jul-17	124	100	412.12	0	0	0	412.12
Crown Lift Trucks	1332290	29-Jul-17	124	100	284.95	0	0	0	284.95
Crown Lift Trucks	1332291	29-Jul-17	124	100	626.12	0	0	0	626.12
Crown Lift Trucks	1332292	29-Jul-17	124	100	798.15	0	0	0	798.15
Crown Lift Trucks	1347641	28-Aug-17	94	100	412.12	0	0	0	412.12
Crown Lift Trucks	1347642	28-Aug-17	94	100	284.95	0	0	0	284.95
Crown Lift Trucks	1347643	28-Aug-17	94	100	626.12	0	0	0	626.12
Crown Lift Trucks	1347644	28-Aug-17	94	100	798.15	0	0	0	798.15
Crown Lift Trucks	40316110	9-Sep-17	82	100	6,300.00	0	0	0	6,300.00
Crown Lift Trucks	40316185	9-Sep-17	82	100	13,500.00	0	0	0	13,500.00
Crown Lift Trucks	40316342A	9-Sep-17	82	100	10,125.00	0	0	0	10,125.00
Crown Lift Trucks	40316942	9-Sep-17	82	100	4,000.00	0	0	0	4,000.00
Cushman & Wakefield of Illinois, Inc	PRJ0090405-3	12-Sep-17	79	100	8,000.00	0	0	0	8,000.00
Cushman & Wakefield of Illinois, Inc	PRJ0090405-3A	27-Sep-17	64	100	8,000.00	0	0	0	8,000.00
Dean Ornish, MD LLC	6	14-Jul-17	139	100	25,000.00	0	0	0	25,000.00
Deloitte Tax, LLP	8002947827	25-Sep-17	66	100	1,050.00	0	0	0	1,050.00
Deloitte Tax, LLP	8002955696	11-Oct-17	50	100	1,050.00	0	0	1,050.00	0
Donnelley Financial, LLC	1243187400	30-Aug-17	92	100	3,581.15	0	0	0	3,581.15
Donnelley Financial, LLC	1238748700	1-Nov-17	29	100	503.66	0	503.66	0	0
Durie Tangri LLP	120331	31-Aug-17	91	100	5,427.00	0	0	0	5,427.00
DWK Life Sciences, Inc	39493112	28-Jul-17	125	100	1,203.54	0	0	0	1,203.54
E Trade Financial Corporate Services	1000014247	24-Aug-17	98	100	1,400.00	0	0	0	1,400.00
Embassy Suites San Francisco Airport	50000	19-Aug-17	103	100	1,230.00	0	0	0	1,230.00
EMD Millipore Corporation	8107529	19-Aug-17	103	100	897.17	0	0	0	897.17
Emily Caneer	1755	11-Aug-17	111	100	4,960.56	0	0	0	4,960.56
Emptech	30930	8-Jul-17	145	100	195	0	0	0	195
Emptech	30931	9-Jul-17	144	100	390	0	0	0	390
Eppendorf North America, Inc.	4009115828	25-Aug-17	97	100	2,352.27	0	0	0	2,352.27
FedEx	1-587-09061	13-Jul-17	140	100	22.34	0	0	0	22.34
FedEx	5-863-35911	13-Jul-17	140	100	410.89	0	0	0	410.89
FedEx	1-587-49406	14-Jul-17	139	100	109.11	0	0	0	109.11
FedEx	5-865-96348	14-Jul-17	139	100	6,651.28	0	0	0	6,651.28
FedEx	1-587-81338	17-Jul-17	136	100	2,435.43	0	0	0	2,435.43

Supplier Name	Invoice Number	Due Date	Days Due	% Unpaid	Amount Remaining	0-30 Days	31-60 Days	61-90 Days	Over 90 Days
FedEx	1-588-02952	17-Jul-17	136	100	30.01	0	0	0	30.01
FedEx	1-588-61507	18-Jul-17	135	100	45.28	0	0	0	45.28
FedEx	1-588-93474	19-Jul-17	134	100	52.34	0	0	0	52.34
FedEx	5-871-26160	20-Jul-17	133	100	247.58	0	0	0	247.58
FedEx	5-872-46082	21-Jul-17	132	100	1,323.86	0	0	0	1,323.86
FedEx	1-590-24742	24-Jul-17	129	100	452.47	0	0	0	452.47
FedEx	1-591-11779	25-Jul-17	128	100	13.89	0	0	0	13.89
FedEx	1-591-96174	27-Jul-17	126	100	13.87	0	0	0	13.87
FedEx	1-592-32458	28-Jul-17	125	100	13.89	0	0	0	13.89
FedEx	5-880-72410	28-Jul-17	125	100	239.81	0	0	0	239.81
FedEx	1-592-67017	31-Jul-17	122	100	142.54	0	0	0	142.54
FedEx	1-593-54286	1-Aug-17	121	100	4.28	0	0	0	4.28
FedEx	1-594-38286	3-Aug-17	119	100	14.02	0	0	0	14.02
FedEx	5-887-05457	4-Aug-17	118	100	10,447.46	0	0	0	10,447.46
FedEx	1-595-12173	7-Aug-17	115	100	1,004.98	0	0	0	1,004.98
FedEx	1-597-12993	11-Aug-17	111	100	13.29	0	0	0	13.29
FedEx	5-894-00186	11-Aug-17	111	100	207.04	0	0	0	207.04
FedEx	5-902-13509	1-Nov-17	29	100	46.56	0	46.56	0	0
FedEx	5-917-18810	1-Nov-17	29	100	8.48	0	8.48	0	0
FedEx Freight	4079248132	6-Aug-17	116	100	273.68	0	0	0	273.68
Filmsight Productions	Jul-17	21-Jul-17	132	100	850	0	0	0	850
Fisher Scientific Company,LLC	4552645	11-Sep-17	80	100	-2,461.04	0	0	0	-2,461.04
Fisher Scientific Company,LLC	1242610	19-Jun-17	164	100	1,307.05	0	0	0	1,307.05
Fisher Scientific Company,LLC	1242612	19-Jun-17	164	100	26.97	0	0	0	26.97
Fisher Scientific Company,LLC	1242624	19-Jun-17	164	100	564.18	0	0	0	564.18
Fisher Scientific Company,LLC	992149	24-Jul-17	129	100	513.48	0	0	0	513.48
Fisher Scientific Company,LLC	992151	24-Jul-17	129	100	113.14	0	0	0	113.14
Fisher Scientific Company,LLC	1478670	29-Jul-17	124	100	1,158.81	0	0	0	1,158.81
Fisher Scientific Company,LLC	1851010	30-Jul-17	123	100	338.76	0	0	0	338.76
Fisher Scientific Company,LLC	1851012	30-Jul-17	123	100	20.25	0	0	0	20.25
Fisher Scientific Company,LLC	2014209	31-Jul-17	122	100	2,029.76	0	0	0	2,029.76
Fisher Scientific Company,LLC	2462281	4-Aug-17	118	100	4,066.41	0	0	0	4,066.41
Fisher Scientific Company,LLC	2462282	4-Aug-17	118	100	1,401.62	0	0	0	1,401.62
Fisher Scientific Company,LLC	2462284	4-Aug-17	118	100	73.86	0	0	0	73.86
Fisher Scientific Company,LLC	2562943	5-Aug-17	117	100	1,123.26	0	0	0	1,123.26
Fisher Scientific Company,LLC	2681224	6-Aug-17	116	100	1,238.14	0	0	0	1,238.14
Fisher Scientific Company,LLC	2798089	7-Aug-17	115	100	49.12	0	0	0	49.12
Fisher Scientific Company,LLC	2910685	10-Aug-17	112	100	141.86	0	0	0	141.86
Fisher Scientific Company,LLC	3032036	11-Aug-17	111	100	2,684.40	0	0	0	2,684.40
Fisher Scientific Company,LLC	3127180	12-Aug-17	110	100	1,628.26	0	0	0	1,628.26
Fisher Scientific Company,LLC	3178580	13-Aug-17	109	100	517.9	0	0	0	517.9
Fisher Scientific Company,LLC	3411427	21-Aug-17	101	100	168.3	0	0	0	168.3
Fisher Scientific Company,LLC	3528490	25-Aug-17	97	100	365.79	0	0	0	365.79
Fisher Scientific Company,LLC	3528491	25-Aug-17	97	100	1,684.00	0	0	0	1,684.00
Fisher Scientific Company,LLC	3528493	25-Aug-17	97	100	209.34	0	0	0	209.34
Fisher Scientific Company,LLC	3589629	26-Aug-17	96	100	264.91	0	0	0	264.91
Fisher Scientific Company,LLC	3717322	27-Aug-17	95	100	980.95	0	0	0	980.95
Fisher Scientific Company,LLC	3782903	27-Aug-17	95	100	435.25	0	0	0	435.25
Fisher Scientific Company,LLC	3717321	28-Aug-17	94	100	227.41	0	0	0	227.41
Fisher Scientific Company,LLC	3717323	28-Aug-17	94	100	59	0	0	0	59
Fisher Scientific Company,LLC	3717319	31-Aug-17	91	100	113.7	0	0	0	113.7
Fisher Scientific Company,LLC	3857611	1-Sep-17	90	100	653.08	0	0	0	653.08
Fisher Scientific Company,LLC	3857612	1-Sep-17	90	100	1,044.78	0	0	0	1,044.78
Fisher Scientific Company,LLC	3950461	2-Sep-17	89	100	1,390.57	0	0	0	1,390.57

Supplier Name	Invoice Number	Due Date	Days Due	% Unpaid	Amount Remaining	0-30 Days	31-60 Days	61-90 Days	Over 90 Days
Fisher Scientific Company, LLC	3950462	2-Sep-17	89	100	1,918.57	0	0	0	1,918.57
Fisher Scientific Company, LLC	4335470	8-Sep-17	83	100	203.05	0	0	0	203.05
Fisher Scientific Company, LLC	4335472	8-Sep-17	83	100	168.3	0	0	0	168.3
Fisher Scientific Company, LLC	4335473	8-Sep-17	83	100	326.99	0	0	0	326.99
Fisher Scientific Company, LLC	4480003	10-Sep-17	81	100	108.14	0	0	0	108.14
Fisher Scientific Company, LLC	4480004	10-Sep-17	81	100	934.42	0	0	0	934.42
Fisher Scientific Company, LLC	4480006	10-Sep-17	81	100	141.86	0	0	0	141.86
Fisher Scientific Company, LLC	4552629	11-Sep-17	80	100	247.46	0	0	0	247.46
Fisher Scientific Company, LLC	4552630	11-Sep-17	80	100	394.83	0	0	0	394.83
Fisher Scientific Company, LLC	4641509	14-Sep-17	77	100	114.87	0	0	0	114.87
Fisher Scientific Company, LLC	5153364	18-Sep-17	73	100	187.61	0	0	0	187.61
Foley & Lardner LLP	39065097	30-Aug-17	92	100	2,367.60	0	0	0	2,367.60
Foley & Lardner LLP	39065098	30-Aug-17	92	100	1,327.50	0	0	0	1,327.50
Foley & Lardner LLP	39065175	30-Aug-17	92	100	8,260.00	0	0	0	8,260.00
FOLIO INVESTMENTS INC.	141659	24-May-17	190	100	441.3	0	0	0	441.3
Fong Brothers Printing, Inc.	2702012	26-Jul-17	127	100	256.74	0	0	0	256.74
Fong Brothers Printing, Inc.	2702013	26-Jul-17	127	100	113.36	0	0	0	113.36
Fong Brothers Printing, Inc.	2702014	26-Jul-17	127	100	161.69	0	0	0	161.69
Fong Brothers Printing, Inc.	2702015	26-Jul-17	127	100	2,051.72	0	0	0	2,051.72
Fong Brothers Printing, Inc.	2702016	26-Jul-17	127	100	161.69	0	0	0	161.69
Fong Brothers Printing, Inc.	2702515	30-Aug-17	92	100	2,194.00	0	0	0	2,194.00
Fong Brothers Printing, Inc.	2702516	30-Aug-17	92	100	306.99	0	0	0	306.99
Fong Brothers Printing, Inc.	2702517	30-Aug-17	92	100	54.63	0	0	0	54.63
Gelson's Markets	303320	13-Jul-17	140	100	750	0	0	0	750
Gelson's Markets	303499	14-Jul-17	139	100	750	0	0	0	750
Gelson's Markets	304812	21-Jul-17	132	100	1,000.00	0	0	0	1,000.00
Gelson's Markets	304614	30-Jul-17	123	100	756	0	0	0	756
Gelson's Markets	479456	1-Aug-17	121	100	41.15	0	0	0	41.15
Genewiz, Inc.	QA17070258	9-Aug-17	113	100	875.92	0	0	0	875.92
Gourmet Demo Services	17715	16-Jul-17	137	100	2,065.88	0	0	0	2,065.88
GXS, Inc.	660511525	5-Mar-16	635	100	1,000.00	0	0	0	1,000.00
Hatch Design, LLC	9048	9-Feb-17	294	100	1,200.00	0	0	0	1,200.00
Hatch Design, LLC	9064	7-Mar-17	268	100	4,000.00	0	0	0	4,000.00
Hatch Design, LLC	9095	7-Apr-17	237	100	2,000.00	0	0	0	2,000.00
Hatch Design, LLC	SINV10-000608936	4-Jun-17	179	100	988.19	0	0	0	988.19
Hatch Design, LLC	SINV10-000623395	10-Jun-17	173	100	266.44	0	0	0	266.44
Hatch Design, LLC	SINV10-000820367	20-Aug-17	102	100	6,600.00	0	0	0	6,600.00
IKA Works Inc.	220639	12-Aug-17	110	100	950	0	0	0	950
Ingenium	53887	9-Sep-17	82	100	105.3	0	0	0	105.3
Integra Biosciences Corp.	SI176006923	20-Aug-17	102	100	1,906.76	0	0	0	1,906.76
Integra Biosciences Corp.	SI176007415	30-Aug-17	92	100	3,878.14	0	0	0	3,878.14
Integrated DNA Technologies	100006275-10006275	30-Jul-17	123	100	49.87	0	0	0	49.87
Integrated DNA Technologies	10041461-10042006	31-Aug-17	91	100	356.26	0	0	0	356.26
Jason Gillenwater	37	3-Aug-17	119	100	980	0	0	0	980
Jason Gillenwater	38	1-Nov-17	29	100	140	0	140	0	0
JM Strategic Communications Group LLC	1451	30-Aug-17	92	100	450	0	0	0	450
JM Strategic Communications Group LLC	1466	30-Sep-17	61	100	450	0	0	0	450
JM Strategic Communications Group LLC	1461	1-Nov-17	29	100	290.32	0	290.32	0	0
Joshua Michael Liebeskind	11	27-Aug-17	95	100	51.12	0	0	0	51.12
Keller and Heckman LLP	10070831	15-Sep-17	76	100	610	0	0	0	610
Keller and Heckman LLP (Belgium)	20128544	17-Aug-17	105	100	4,291.20	0	0	0	4,291.20
Keller and Heckman LLP (Belgium)	20128660	27-Sep-17	64	100	288.02	0	0	0	288.02
KPMG LLP	7000142148	3-Sep-17	88	100	4,404.00	0	0	0	4,404.00
Lighting Supply Company	V0242764	13-Aug-17	109	100	66.95	0	0	0	66.95

Supplier Name	Invoice Number	Due Date	Days Due	% Unpaid	Amount Remaining	0-30 Days	31-60 Days	61-90 Days	Over 90 Days
Lighting Supply Company	V0243242	17-Aug-17	105	100	153.95	0	0	0	153.95
Magic Plumbing Inc	85400979	13-Aug-17	109	100	350	0	0	0	350
McMaster-Carr Supply Company	41056787	23-Aug-17	99	100	35.41	0	0	0	35.41
McMaster-Carr Supply Company	41429978	25-Aug-17	97	100	235.5	0	0	0	235.5
Mirus Promotions, Inc.	3260	30-Aug-17	92	100	276.56	0	0	0	276.56
Mocon, Inc.	540836	30-Jul-17	123	100	2,475.00	0	0	0	2,475.00
Morrison & Foerster, LLP	5648559	7-Sep-17	84	100	3,373.44	0	0	0	3,373.44
Morrison & Foerster, LLP	5648561	7-Sep-17	84	100	7,114.50	0	0	0	7,114.50
Moulton Logistics Management	52113-deposit	10-Aug-17	112	100	-5,604.92	0	0	0	-5,604.92
Moulton Logistics Management	144124	1-Aug-17	121	100	2,921.97	0	0	0	2,921.97
Moulton Logistics Management	144912	1-Aug-17	121	100	2,919.41	0	0	0	2,919.41
My Equity Comp, LLC	28605	2-Aug-17	120	100	2,334.00	0	0	0	2,334.00
My Equity Comp, LLC	28639	1-Nov-17	29	100	75.29	0	75.29	0	0
New Jersey Feed Lab Inc	IN1705631	30-Jun-17	153	100	178.5	0	0	0	178.5
New Jersey Feed Lab Inc	IN1706609	29-Jul-17	124	100	20	0	0	0	20
New Jersey Feed Lab Inc	IN1707138	10-Aug-17	112	100	870	0	0	0	870
Norcal Moving Services	H0173010	7-Sep-17	84	100	1,471.08	0	0	0	1,471.08
Norcal Moving Services	H0173010-1	7-Sep-17	84	100	1,773.11	0	0	0	1,773.11
Norgen Inc	946442	10-May-17	204	100	796.19	0	0	0	796.19
Octo-Chem, Inc.	126865	29-Oct-17	32	3.2	38.12	0	0	38.12	0
Office Depot	8229139	30-Jul-17	123	100	2,602.39	0	0	0	2,602.39
Office Depot	8338823	30-Aug-17	92	100	1,589.09	0	0	0	1,589.09
P&B Transportation, Inc	240987	16-Aug-17	106	100	1,242.00	0	0	0	1,242.00
P&B Transportation, Inc	240989	16-Aug-17	106	100	1,104.70	0	0	0	1,104.70
P&B Transportation, Inc	240990	16-Aug-17	106	100	854.7	0	0	0	854.7
Pacific Color Graphics	68087	16-Aug-17	106	100	345.36	0	0	0	345.36
Penergy Technologies, Inc.	11905	1-Nov-17	29	100	129.25	0	129.25	0	0
Peninsula Yellow Cab	0907-004	30-Jun-17	153	100	399.3	0	0	0	399.3
Peninsula Yellow Cab	0907-005	30-Jul-17	123	100	189.7	0	0	0	189.7
Peninsula Yellow Cab	0907-006	30-Aug-17	92	100	123.8	0	0	0	123.8
Peninsula Yellow Cab	0907-007	30-Sep-17	61	100	19	0	0	0	19
Perkin Elmer Health Sciences, Inc.	5303894886	17-Aug-17	105	100	89.01	0	0	0	89.01
PMP Fermentation Products, Inc.	SI-1707258	30-Aug-17	92	100	3,220.24	0	0	0	3,220.24
POS Bio-Sciences	26750	19-Aug-17	103	100	518	0	0	0	518
POS Bio-Sciences	26790	26-Aug-17	96	100	3,080.00	0	0	0	3,080.00
POS Bio-Sciences	26808	31-Aug-17	91	100	577.5	0	0	0	577.5
POS Bio-Sciences	26910	30-Sep-17	61	100	28.05	0	0	0	28.05
Pratt (Love Box), LLC	117168323	28-May-17	186	100	7,355.24	0	0	0	7,355.24
Pratt (Love Box), LLC	117168329	28-May-17	186	100	3,012.00	0	0	0	3,012.00
Presto-X	5199793	29-Jul-17	124	100	184	0	0	0	184
Presto-X	5199794	29-Jul-17	124	100	512	0	0	0	512
Presto-X	5236154	5-Aug-17	117	100	184	0	0	0	184
Presto-X	5236155	5-Aug-17	117	100	184	0	0	0	184
Presto-X	5261100	11-Aug-17	111	100	184	0	0	0	184
Presto-X	5315877	18-Aug-17	104	100	184	0	0	0	184
Presto-X	5315878	18-Aug-17	104	100	184	0	0	0	184
Presto-X	5447720	25-Aug-17	97	100	184	0	0	0	184
Presto-X	5452819	26-Aug-17	96	100	512	0	0	0	512
PromoWorks LLC	INV0079663	22-Sep-17	69	100	724.22	0	0	0	724.22
R&D Logic, Inc.	25114	1-Nov-17	29	100	77.1	0	77.1	0	0
Randstad North America Inc	RP1551829	1-Nov-17	29	100	934.72	0	934.72	0	0
Restek Corporation	1463103	10-Aug-17	112	100	514.25	0	0	0	514.25
RF Binder Partners Inc	699CM	21-Aug-17	101	100	-675.55	0	0	0	-675.55
RF Binder Partners Inc	Credit on Account as of 8/21/17	21-Aug-17	101	100	-56,648.39	0	0	0	-56,648.39

Supplier Name	Invoice Number	Due Date	Days Due	% Unpaid	Amount Remaining	0-30 Days	31-60 Days	61-90 Days	Over 90 Days
RF Binder Partners Inc	468	18-May-17	196	100	2,250.00	0	0	0	2,250.00
RF Binder Partners Inc	699	20-May-17	194	100	4,525.55	0	0	0	4,525.55
RF Binder Partners Inc	968	31-Jul-17	122	100	16,500.00	0	0	0	16,500.00
RF Binder Partners Inc	969	31-Jul-17	122	100	7,000.00	0	0	0	7,000.00
RF Binder Partners Inc	970A	31-Jul-17	122	100	10,000.00	0	0	0	10,000.00
RF Binder Partners Inc	1072	3-Sep-17	88	100	16,500.00	0	0	0	16,500.00
RF Binder Partners Inc	1073	1-Dec-17	-1	100	225.81	225.81	0	0	0
RF Binder Partners Inc	1074	1-Dec-17	-1	100	322.58	322.58	0	0	0
Rochelle Scientific, LLC	051217D	11-Jun-17	172	100	481.57	0	0	0	481.57
Rochelle Scientific, LLC	072517I	24-Aug-17	98	100	1,362.50	0	0	0	1,362.50
Ruyle Mechanical Services, Inc.	133328	16-Aug-17	106	100	503.9	0	0	0	503.9
Ruyle Mechanical Services, Inc.	133329	16-Aug-17	106	100	243.2	0	0	0	243.2
SafetyCall International PLLC	11765	1-Nov-17	29	100	12.25	0	12.25	0	0
Sequetech Corporation	117050138-2682	30-Jul-17	123	100	747	0	0	0	747
Sequetech Corporation	117060186	4-Aug-17	118	100	189	0	0	0	189
Sequetech Corporation	117060608	4-Aug-17	118	100	144	0	0	0	144
Sequetech Corporation	117070110-2338	1-Nov-17	29	100	2,182.75	0	2,182.75	0	0
Sequetech Corporation	117080069-2600	1-Nov-17	29	100	144	0	144	0	0
SGS Germany GmbH	92779764	4-Aug-17	118	100	1,302.34	0	0	0	1,302.34
Shareholder.com	0717SHAR853695	19-Aug-17	103	49.2	3,531.27	0	0	0	3,531.27
Shareholder.com	0717SHAR853695	31-Dec-17	-31	100	3,650.11	3,650.11	0	0	0
Shred- It USA LLC	8122761989	30-Jul-17	123	100	149.39	0	0	0	149.39
Shred- It USA LLC	8122958607	1-Nov-17	29	100	74.52	0	74.52	0	0
Sigma-Aldrich	542148064	28-Jul-17	125	100	225.39	0	0	0	225.39
Sigma-Aldrich	542188748	30-Jul-17	123	100	375.9	0	0	0	375.9
Sigma-Aldrich	542258075	10-Aug-17	112	100	1,198.69	0	0	0	1,198.69
Sigma-Aldrich	542353030	20-Aug-17	102	100	41.3	0	0	0	41.3
Sigma-Aldrich	542390981	25-Aug-17	97	100	86.31	0	0	0	86.31
Sigma-Aldrich	542428215	30-Aug-17	92	100	1,231.03	0	0	0	1,231.03
Simpson, Garrity, Innes & Jacuzzi	46826	30-Aug-17	92	100	1,282.50	0	0	0	1,282.50
SJSmith Co Inc.	417804	30-Aug-17	92	100	9.3	0	0	0	9.3
Smith & Whiteley Refrigeration	6983	18-Aug-17	104	100	780.57	0	0	0	780.57
Sonia Leon	July Invoice	20-Jul-17	133	100	1,017.15	0	0	0	1,017.15
Steris Corporation	501286803	1-Nov-17	29	100	634.31	0	634.31	0	0
Technical Safety Services, Inc.	IN0185994	9-Jul-17	144	100	2,781.00	0	0	0	2,781.00
The Nielsen Company US LLC	9104111442	3-Jun-17	180	100	3,600.00	0	0	0	3,600.00
The Nielsen Company US LLC	9104111605	8-Jun-17	175	100	22,600.00	0	0	0	22,600.00
The Nielsen Company US LLC	9104111606	8-Jun-17	175	100	5,650.00	0	0	0	5,650.00
The Wall Street Transcript Corporation	598268	21-Aug-17	101	100	675	0	0	0	675
U-Line	88273996	29-Jul-17	124	100	92.6	0	0	0	92.6
U-Line	88278344	29-Jul-17	124	100	53.32	0	0	0	53.32
U-Line	88454767	6-Aug-17	116	100	74.17	0	0	0	74.17
U-Line	88558900	10-Aug-17	112	100	706.18	0	0	0	706.18
U-Line	88606224	11-Aug-17	111	100	944.93	0	0	0	944.93
UPS	000031W75F287	15-Jul-17	138	100	21.07	0	0	0	21.07
UPS	000031W75F327	12-Aug-17	110	100	1.26	0	0	0	1.26
Volt Funding Corp	40275080	11-Jul-17	142	100	1,700.00	0	0	0	1,700.00
Volt Funding Corp	40275164	11-Jul-17	142	100	1,700.00	0	0	0	1,700.00
Volt Funding Corp	40275436	11-Jul-17	142	100	1,700.00	0	0	0	1,700.00
VWR	8049224844	8-Aug-17	114	100	268.14	0	0	0	268.14
VWR	8049342464	20-Aug-17	102	100	486.45	0	0	0	486.45
Wells Fargo Bank	1432353	26-May-17	188	100	8,500.00	0	0	0	8,500.00
White Designs	10123	23-Aug-17	99	100	2,110.00	0	0	0	2,110.00
Workiva Inc	INV-097994	13-Oct-17	48	100	10,801.63	0	0	10,801.63	0

Supplier Name	Invoice Number	Due Date	Days Due	% Unpaid	Amount Remaining	0-30 Days	31-60 Days	61-90 Days	Over 90 Days
Xebec Data Corporation	16860	10-Sep-17	81	100	52.4	0	0	0	52.4
Zymo Research Corp.	877748	4-Aug-17	118	100	236.05	0	0	0	236.05

Total against all Suppliers	**1,586,142.52**	**474,821.28**	**479,739.46**	**24,389.75**	**607,192.03**
Reval	5,096.84	5,096.84	-	-	-
Unified Grocers Credits	(3,947.80)	-	-	-	(3,947.80)
Britannia Gateway II Limited Partnership Rent-CIP adjustment	(942,970.68)	(471,485.34)	(471,485.34)	-	-
Other	650.60	650.60	-	-	-
Adjusted balance	**644,971.48**	**9,083.38**	**8,254.12**	**24,389.75**	**603,244.23**

Debtor Name	Case No.	Reporting Period
TerraVia Holdings, Inc.	17-11655	11/1/2017 to 11/30/2017
Solazyme Brazil, LLC	17-11656	
Solazyme Manufacturing 1, LLC	17-11657	**MOR-4**

STATUS OF POSTPETITION TAXES

Federal

Withholding
FICA-Employee
FICA-Employer
Unemployment
Income

State and Local

Sales
Excise
Unemployment
Real property
Personal property

Note: The debtors are current on all of the above tax obligations.
TerraVia received a letter from the State of Louisiana's Department of Revenue asking that a corporate tax return for 2016 be filed.

TerraVia Holdings, Inc.
225 Gateway Blvd,
South San Francisco, CA 94080, United States
Telephone: +1 650 780 4777
FAX: +1 650 989 6725
E-mail: accountspayable@solazyme.com

Invoice Aging Report

As of: 11/30/2017

Unpaid Post Petition

Note: "*" indicates an invoice in foreign currency that does not have an exchange rate.

Report Parameters	
Sort Invoices By	Trading Partner
Include Invoice in Detail	Yes
Include Site in Detail	No
Invoice Type	All
Supplier Name	All

Supplier Name	Invoice Number	Due Date	Days Due	% Unpaid	Amount Remaining	0-30 Days	31-60 Days	61-90 Days	Over 90 Days
Airgas Dry Ice	124102617	25-Nov-17	5	100	-874.93	0	-874.93	0	0
Airgas Dry Ice	124476786	1-Nov-17	29	100	97.84	0	97.84	0	0
Baystar Security Patrol	67	1-Nov-17	29	100	302.58	0	302.58	0	0
Cole-Parmer Instrument Company	578112	17-Dec-17	-17	100	-721.04	-721.04	0	0	0
Computer Packages Inc.	I40865	3-Dec-17	-3	100	-170	-170	0	0	0
Computer Packages Inc.	I06946	1-Nov-17	29	100	2,806.00	0	2,806.00	0	0
Computershare	US_CSSI1285399	31-Dec-17	-31	100	28.48	28.48	0	0	0
Controlled Contamination Services, LLC	1025757	1-Nov-17	29	100	399.42	0	399.42	0	0
Crown Lift Trucks	40316110	9-Sep-17	82	100	6,300.00	0	0	0	6,300.00
Crown Lift Trucks	40316185	9-Sep-17	82	100	13,500.00	0	0	0	13,500.00
Crown Lift Trucks	40316342A	9-Sep-17	82	100	10,125.00	0	0	0	10,125.00
Crown Lift Trucks	40316942	9-Sep-17	82	100	4,000.00	0	0	0	4,000.00
Cushman & Wakefield of Illinois, Inc	PRJ0090405-3	12-Sep-17	79	100	8,000.00	0	0	0	8,000.00
Cushman & Wakefield of Illinois, Inc	PRJ0090405-3A	27-Sep-17	64	100	8,000.00	0	0	0	8,000.00
Donnelley Financial, LLC	1238748700	1-Nov-17	29	100	503.66	0	503.66	0	0
FedEx	5-902-13509	1-Nov-17	29	100	46.56	0	46.56	0	0
FedEx	5-917-18810	1-Nov-17	29	100	8.48	0	8.48	0	0
GXS, Inc.	660511525	5-Mar-16	635	100	1,000.00	0	0	0	1,000.00
Jason Gillenwater	38	1-Nov-17	29	100	140	0	140	0	0
JM Strategic Communications Group LLC	1461	1-Nov-17	29	100	290.32	0	290.32	0	0
My Equity Comp, LLC	28639	1-Nov-17	29	100	75.29	0	75.29	0	0
Octo-Chem, Inc.	126865	29-Oct-17	32	3.2	38.12	0	0	38.12	0
Penergy Technologies, Inc.	11905	1-Nov-17	29	100	129.25	0	129.25	0	0
R&D Logic, Inc.	25114	1-Nov-17	29	100	77.1	0	77.1	0	0
Randstad North America Inc	RP1551829	1-Nov-17	29	100	934.72	0	934.72	0	0
RF Binder Partners Inc	1073	1-Dec-17	-1	100	225.81	225.81	0	0	0
RF Binder Partners Inc	1074	1-Dec-17	-1	100	322.58	322.58	0	0	0
SafetyCall International PLLC	11765	1-Nov-17	29	100	12.25	0	12.25	0	0
Sequetech Corporation	117080069-2600	1-Nov-17	29	100	144	0	144	0	0

Supplier Name	Invoice Number	Due Date	Days Due	% Unpaid	Amount Remaining	0-30 Days	31-60 Days	61-90 Days	Over 90 Days
Shareholder.com	0717SHAR853695	19-Aug-17	103	49.2	3,531.27	0	0	0	3,531.27
Shareholder.com	0717SHAR853695	31-Dec-17	-31	100	3,650.11	3,650.11	0	0	0
Shred- It USA LLC	8122958607	1-Nov-17	29	100	74.52	0	74.52	0	0
Steris Corporation	501286803	1-Nov-17	29	100	634.31	0	634.31	0	0
Workiva Inc	INV-097994	13-Oct-17	48	100	10,801.63	0	0	10,801.63	0
Reconciling items					1,799.64	5,747.44	-	-	(3,947.80)
	Total against all Suppliers				**76,232.97**	**9,083.38**	**5,801.37**	**10,839.75**	**50,508.47**
	Add:								
	Kurtzman Carson Consultants Inc.				159,017.53	159,017.53			
	PG&E				34,568.31	34,568.31			
	SSF Scavenger Co., Inc.				4,683.54	4,683.54			
	Directors' comp				94,583.36	94,583.36	-	-	-
	Other				4,704.04	4,704.04			
	Adjusted Total				373,789.75	306,640.16	5,801.37	10,839.75	50,508.47

Debtor Name	Case No.
TerraVia Holdings, Inc.	17-11655
Solazyme Brazil, LLC	17-11656
Solazyme Manufacturing 1, LLC	17-11657

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (TerraVia Holdings, Inc. -- other entities are zero)

Accounts Receivable Reconciliation		
Total accounts receivable at the beginning of the reporting period	$	40,621
Add: amounts billed during the period		162,988
Less: amounts collected during the period		(203,609.15)
Sale to Corbion		-
Total accounts receivable at the end of the reporting period	$	-

Accounts Receivable Aging		
Current	$	-
1 - 30 days old		-
31 - 60 days old		
61+ days old		
Total accounts receivable		-
Amount considered uncollectible (bad debt)		-
Accounts receivable, net	$	-

DEBTOR QUESTIONNAIRE (all three debtor entities)	Yes	No
1) Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2) Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3) Have all post-petition tax returns been timely filed? If no, provide an explanation below.		X
4) Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X	
5) Has any bank account been operned during the reporting period? If yes, provide documentation identifying the opened accounts(s). If an investment account has been opened, provide the required documentation pursuant to the Delaware Local Rule 4001-3.		X

Explantion for 3:

TerraVia received a letter from the State of Louisiana's Department of Revenue asking that a corporate tax return for 2016 be filed.